UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  July 5, 2007
                         CHINA ORGANIC AGRICULTURE, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

           333-129355                                     20-3505071

    (Commission File Number)                   (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China

               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-1888
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On July 5, 2005, China Organic Agriculture, Inc. issued two press releases, the first announcing the change of its ticker symbol on the OTCBB from "INEL" to "CNOA", and the second announcing its new CUSIP number. Copies of these press releases are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

      On July 6, 2007, China Organic Agriculture, Inc. issued a press release providing guidance with respect to its projected financial results for Fiscal 2007. A copy of such press release is attached to this report as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Exhibits.

      99.1 China Organic Agriculture Announces New Ticker Symbol - CNOA - Effective Today, July 5, 2007

      99.2  China Organic Announces New CUSIP Number

      99.3  China Organic Issues 2007 Revenue and Earnings Guidance

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2007                               CHINA ORGANIC AGRICULTURE, INC.


                                                 Name: /s/ Jian Lin
                                                       -------------------------
                                                        Jian Lin
                                                 Title: Chief Executive Officer